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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SCPHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SCPHARMACEUTICALS INC. 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET SCPHARMACEUTICALS INC. 2400 DISTRICT AVEN

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Your Vote Counts! SCPHARMACEUTICALS INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET SCPHARMACEUTICALS INC. 25 MALL RD., SUITE 203 BURLINGTON, MA 01803 V45686-P07062 You invested in SCPHARMACEUTICALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 11, 2024 12:30 PM Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SCPH2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Class I Directors For Nominees: 01) Frederick Hudson 02) Leonard D. Schaeffer 03) Sara Bonstein 2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. For 4. To approve an amendment to the Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers from certain breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware. For NOTE: The Board of Directors will consider and act upon any other business as may properly come before the annual meeting or any continuation, adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V45687-P07062
UITE 310 BURLINGTON, MA 01803 V1